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Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Dick's Sporting Goods, Inc. (the "Company") for the period ended January 28, 2012, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Timothy E. Kullman, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
The Report complies fully with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ TIMOTHY E. KULLMAN	Date: March 16, 2012
Timothy E. Kullman
Executive Vice President - Finance, Administration and Chief Financial Officer
Dick's Sporting Goods, Inc.

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CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002